UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 13, 2009
                                                 -----------------------

                          Quest Minerals & Mining Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                      000-32131                  87-0429950
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


         18B East 5th Street, Paterson, NJ                        07524
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (973) 684-0075


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

         On February 13, 2009, we dismissed Kempisty & Company as our independent accountants, and we have engaged RBSM, LLP as our independent registered public accounting firm.

         The reports of Kempisty & Company on our financial statements for the fiscal years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Kempisty & Company on our financial statements as of and for the fiscal years ended December 31, 2006 and 2007 stated that (a) we are a defendant in several lawsuits, one of our significant subsidiaries is in bankruptcy, and that an adverse ruling could result in the loss of our operating assets, and (b) we have incurred operating losses since inception, require additional capital to continue operations, we could lose all of our operating assets through current and/or pending litigation, and that conditions raise substantial doubt about our Company's ability to continue as a going concern.

         The decision to change accountants from Kempisty & Company to RBSM, LLP was approved by our board of directors.

         During our fiscal years ended December 31, 2006 and 2007 and the subsequent interim period through February 13, 2009, the date of the dismissal of Kempisty & Company, we did not have any disagreement with Kempisty & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         During that time, there were no "reportable events" as set forth in
Item 304(a)(1) of Regulation S-K adopted by the Securities and Exchange Commission, except that the accountant's reports of Kempisty & Company on our financial statements as of and for the fiscal years ended December 31, 2006 and 2007 stated that (a) we are a defendant in several lawsuits, one of our significant subsidiaries is in bankruptcy, and that an adverse ruling could result in the loss of our operating assets, and (b) we have incurred operating losses since inception, require additional capital to continue operations, we could lose all of our operating assets through current and/or pending litigation, and that conditions raise substantial doubt about our Company's ability to continue as a going concern.

         We have provided Kempisty & Company with a copy of this report prior to its filing with the Commission. Kempisty & Company has provided a letter to us, dated February 23, 2009 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

New independent registered public accounting firm

         On February 13, 2009 (the "Engagement Date"), the Company engaged RBSM LLP ("RBSM ") as its independent registered public accounting firm for the Company's fiscal year ended December 31, 2008. The decision to engage RBSM as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

During the two most recent fiscal years and through the February 13, 2009, the Company has not consulted with RBSM regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.


(c)      Exhibits.

         Exhibit No.      Description
         -----------      -----------------------------------------
         16.1             Letter on Change in Certifying Accountant




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)

Date:  February 23, 2009               By: /s/ Eugene Chiaramonte, Jr.
                                           -------------------------------------
                                           Eugene Chiaramonte, Jr., President


                                       3